The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated July 14, 2014

to the Prospectus dated March 30, 2014, as supplemented July 1, 2014

Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund – Reorganization into the

Sentinel Common Stock Fund

The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of each of the Sentinel Capital Growth Fund (the “Capital Growth Fund”) and the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”) (the Capital Growth Fund and the Growth Leaders Fund are each referred to as a “Growth Fund”), each a series of the Corporation, into the Sentinel Common Stock Fund (the “Common Stock Fund”), also a series of the Corporation.

The Reorganization of the Capital Growth Fund is subject to the approval of the shareholders of the Capital Growth Fund, and the Reorganization of the Growth Leaders Fund is subject to the approval of the shareholders of the Growth Leaders Fund.  Shareholder approval of any one Reorganization transaction is not contingent upon, and will not affect, shareholder approval of the other Reorganization transaction.

If a Growth Fund’s shareholders approve that Growth Fund’s Reorganization, that Growth Fund will transfer substantially all of its assets and substantially all of its liabilities to the Common Stock Fund in exchange for newly-issued shares of the Common Stock Fund.  These Common Stock Fund shares will be distributed to the Growth Fund’s shareholders, and the Growth Fund will be terminated as a series of the Corporation.  Shareholders of each Growth Fund that reorganizes into the Common Stock Fund will receive the same class of shares of the Common Stock Fund and a net asset value equal to the net asset value of the Growth Fund shares they held immediately prior to the closing of the Reorganization.

A meeting of shareholders of each Growth Fund entitled to vote on their respective Growth Fund’s Reorganization is expected to be held in early November 2014.  If the required approval is obtained, it is anticipated that each Reorganization will be consummated shortly after the shareholder meeting.

Further information about the proposed Reorganizations will be contained in a Combined Prospectus/Joint Proxy Statement that is expected to be sent to shareholders of the Growth Funds in September 2014.

The Growth Funds will continue sales and redemptions of shares as described in the Growth Funds’ prospectuses.  However, holders of shares of a Growth Fund purchased after the record date set for the meeting of that Growth Fund’s shareholders will not be entitled to vote those shares at the meeting.